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AMENDMENT NUMBER ONE
to the
Warehouse Loan and Security Agreement
dated as of February 10, 2000,
as Amended and Restated to and including January 24, 2001
Among
AAMES CAPITAL CORPORATION,
AAMES FUNDING CORPORATION
and
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

    This AMENDMENT NUMBER ONE (this "Amendment") is made this 1st day of May, 2001, among AAMES CAPITAL CORPORATION, AAMES FUNDING CORPORATION (each, a "Borrower" and collectively, the "Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("Lender") to the WAREHOUSE LOAN AND SECURITY AGREEMENT, dated as of February 10, 2000, as Amended and Restated to and including January 24, 2001 between Lender and Borrowers (the "Loan Agreement").

RECITALS

    WHEREAS, Borrowers have requested that Lender agree to amend the Loan Agreement to permit the financing of concurrent second lien mortgage loans originated by the Borrowers and Lender has agreed to make such amendment as more expressly set forth below to the Loan Agreement.

    WHEREAS, as of the date of this Amendment, Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Loan Agreement.

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

    SECTION 1. Effective as of May 1, 2001, Section 1 of the Loan Agreement is hereby amended to include the following definition of "Concurrent Second Lien Mortgage Loan" to read in its entirety as follows:

  "Concurrent Second Lien Mortgage Loan" shall mean a Second Lien Mortgage Loan as to which the prior lien on such Mortgaged Property is secured by financing which was obtained by the related Mortgagor from the related Borrower at the same time that such Second Lien Mortgage Loan was originated.

    SECTION 2. Effective as of May 1, 2001, the definition of "Collateral Value" in Section 1 of the Loan Agreement is hereby amended by deleting the word "or" at the end of clause (13) thereto, by amending the "." at the end of clause (14) thereto to be "; or" and by adding the following new clause (15) to read in its entirety as follows:

  (15) if such Mortgage Loan is a Concurrent Second Lien Mortgage Loan and the Collateral Value of such Concurrent Second Lien Mortgage Loan when added to the aggregate Collateral Value of all other Concurrent Second Lien Mortgage Loans exceeds, at any time, the lesser of (a) $3,000,000, and (b) 5% of the aggregate outstanding amount of all Advances;

    SECTION 3. Effective as of May 1, 2001, the last sentence of representation (j) in Schedule 1 to the Loan Agreement is hereby amended to read in its entirety as follows:

  Except with respect to any First Lien Mortgage Loan which was originated in connection with a Concurrent Second Lien Mortgage Loan, the Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage.

    SECTION 4. Effective as of May 1, 2001, representation (v) in Schedule 1 to the Loan Agreement is hereby amended by adding the following sentence to the end thereof:

  Any Concurrent Second Lien Mortgage Loan satisfies the Aames Guidelines for the 80-20 Program which are provided pursuant to the applicable Underwriting Guidelines.

    SECTION 5. Fees and Expenses. Borrowers agree to pay to Lender all fees and out of pocket expenses incurred by Lender in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in connection with this Amendment Number One), in accordance with Section 10.03 of the Loan Agreement

    SECTION 6. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

    SECTION 7. Representations. In order to induce the Lender to execute and deliver this Amendment Number One, the Borrowers hereby represent to the Lender that as of the date hereof, after giving effect to this Amendment Number One, the Borrowers are in full compliance with all of the terms and conditions of the Loan Agreement.

    SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

    SECTION 9. Governing Law. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

    SECTION 10. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, Borrowers and Lender have caused this amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES CAPITAL CORPORATION
Borrower
By:
Name: Title:
AAMES FUNDING CORPORATION
Borrower
By:
Name: Title:
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
Lender
By:
Name: Title:

Acknowledged and Agreed:

AAMES FINANCIAL CORPORATION

By:

Name:  John Kohler
Title:  Executive Vice President

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AMENDMENT NUMBER ONE to the Warehouse Loan and Security Agreement dated as of February 10, 2000, as Amended and Restated to and including January 24, 2001 Among AAMES CAPITAL CORPORATION, AAMES FUNDING CORPORATION and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
RECITALS